Investment Objective and Strategy OBJECTIVE: Generate competitive risk-adjusted fixed-income returns versus the Bloomberg Barclays U.S. Aggregate Bond Index while financing housing, including affordable and workforce housing, and creating union construction jobs STRATEGY: Construct and manage a portfolio with superior credit quality, higher yield, and similar interest rate risk relative to the Barclays Aggregate. Overweight government/agency multifamily mortgage-backed securities (MBS), which tend to provide an income advantage compared to other securities with comparable credit and interest rate risk.

Features of the HIT: Competitive Returns $5.9 billion investment grade fixed-income portfolio Open-end institutional commingled mutual fund registered under Investment Company Act of 1940 and primarily regulated by the U.S. Securities and Exchange Commission Monthly unit valuation and income distribution – independent third party pricing provides integrity Record of consistent and competitive returns Gross returns exceeded benchmark for 25 of past 26 calendar years; net returns for 16 of those years. HIT’s net performance for the 1-, 3-, 5-, and 10-year periods ended February 28, 2019 was 2.62%, 1.26%, 2.22%, and 3.43%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Features of the HIT: 35 Years of Impact Investing* HIT Invested $11.4 billion nationally (in current dollars) since inception in 1984 Financed 514 projects in 29 states; $19.4 billion total development investment; $29.4 billion in total economic activity All construction utilizes 100% union labor Output Results (1984-2018) Total Number of Projects 514 Union Job Creation 169.2 Million Hours Total Housing Units 110,460 (66% affordable) Construction Job Wages $5.8 Billion (2017$) Total Jobs Created 180,870 Total Income Generated $11.5 Billion (2017$) Total Economic Impact $29.4 Billion (2017$) *Source: Pinnacle Economics, Inc., and HIT. Jobs and economic impacts provided are estimates calculated using an IMPLAN input-output model based on HIT project data. Projects include those with financing of $133.5 million in New Markets Tax Credits by HIT’s subsidiary, Building America. In 2017 dollars. Current as of December 31, 2018.

History of the HIT Opened doors in 1984 (successor to the Mortgage Investment Trust, started in 1965). Created by concept of George Meany, based on his discussions with Dr. Martin Luther King, Jr. 100 percent union labor requirement for all of its multifamily housing investments. Signing of the Housing Bill of 1965. Photo Credit: George Meany Memorial Archives Albert Shanker, president of the United Federation of Teachers from 1964 to 1985 and president of the American Federation of Teachers (AFT) from 1974 to 1997, pictured with George Meany. Photo Credit: Walter P. Reuther Library - Wayne State University

Our Vision Over the next 5 years, we will work to further differentiate the HIT and offer distinct value to our investors. We will seek to deploy more capital to Impact Investments with the objective of improving returns while creating more union jobs and affordable housing. Combined with renewed efforts to reduce our costs, we believe that the HIT will be positioned for success.

Cycle of Sustainable Investment The HIT Investment Cycle Union pension funds invest in HIT HIT finances development projects through guaranteed securities Construction securities help provide competitive returns Construction projects generate good union jobs Union workers contribute to pension funds Union pension funds invest in HIT

Competitive Returns and Collateral Benefits through Directly Sourced Multifamily Investments The HIT offers investors: Competitive Returns Low Credit Risk Investment Diversification Collateral Benefits: Union Construction Jobs Affordable Housing Economic Impact

HIT Strategy: Community Impact Through Initiative Investing 1994 – 1999 Community Investment Demonstration Program 1995 – 2003 New Jersey Waterfront 2002 – Present New York City Community Investment Initiative 2009 – 2016 Construction Jobs Initiative (Including six projects in California, with TDC of $422 million) 2016 – Present MidWest@Work Investment Strategy

HIT Investments in the Southern Region Since Inception (1984-2018)* Southern Region TOTAL United States # of Projects 8 498 HIT Investment ($) $100.8 million $11.3 billion Total Development Cost ($) $134.5 million $18.4 billion Union Construction Hours 1.2 million 160.1million Housing Units 1,657 110,057 Total Economic Impact $199.7 million $27.6 billion *Source: Pinnacle Economics, Inc., and HIT. Jobs and economic impacts provided are estimates calculated using an IMPLAN input-output model based on HIT project data. Projects include those with financing by HIT’s affiliate, Building America. In 2017 dollars. Current as of December 31, 2018.

HIT Investments: New Construction The Civic – San Francisco, CA HIT Commitment $58,084,400 Total Development Cost $82,847,000 Total Housing Units 162 Estimated Union Job Hours 906,900 Portner Flats – Washington, DC HIT Commitment $24,820,500 Total Development Cost $44,740,600 Total Housing Units 96 Estimated Union Job Hours 418,656 The Penfield – St. Paul, MN HIT Commitment $43,711,500 Total Development Cost $66,731,900 Total Housing Units 254 Estimated Union Job Hours 650,122 Source: Pinnacle Economics, Inc., and HIT. Jobs and economic impacts provided are estimated calculated using an IMPLAN input-output model based on HIT project data. Projects include those with financing by HIT’s affiliate, Building America. In 2017 dollars.

HIT Investments: Substantial Rehabilitation Casa del Pueblo – San Jose, CA HIT Commitment $24,982,000 Total Development Cost $62,613,000 Total Housing Units 165 Estimated Union Job Hours 513,200 Westmoreland’s Union Manor – Portland, OR HIT Commitment $25,927,400 Total Development Cost $59,954,000 Total Housing Units 300 Estimated Union Job Hours 588,700 Imperial Hotel – Atlanta, GA HIT Commitment $2,734,500 Total Development Cost $15,200,900 Total Housing Units 120 Estimated Union Job Hours 171,224 Source: Pinnacle Economics, Inc., and HIT. Jobs and economic impacts provided are estimated calculated using an IMPLAN input-output model based on HIT project data. Projects include those with financing by HIT’s affiliate, Building America. In 2017 dollars.

Union-Sponsored Affordable Housing in the South: A Proud History State Projects Units Union Sponsor Alabama 1 242 Birmingham BCTC Arkansas 5 632 Food Handlers 425, Allied Industrial Workers Florida 4 1,344 American Radio Assn., IUE-CWA, ILGWU, United Teachers/Dade, NALC, IBP & AW, Maritime Union Kentucky 5 1,088 KY State CLC, AIW, IAM, W. KY and Owensboro BCTCs Tennessee 1 170 CWA Texas 5 836 San Antonio BCTC and CLC, Plumbers & Pipefitters, Newspaper Guild Source: AFL-CIO Survey of Union-Sponsored Housing, February 1991, by Frank Parente

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.